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                       WFMBS MORTGAGE LOAN POOL
                  20-YEAR THROUGH 30-YEAR FIXED RATE
                       NON-RELOCATION MORTGAGES
                         WFMBS SERIES 2003-03
                        POOL PROFILE (2/5/2003)
---------------------------------------------------------------------------------------------------------

                                                    ----------------------      -----------------------
                                                             BID                      TOLERANCE
                                                    ----------------------      -----------------------
AGGREGATE PRINCIPAL BALANCE                                  $500,000,000                   (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                                        1-Mar-03
INTEREST RATE RANGE                                           5.125-9.000
GROSS WAC                                                          6.220%             (+5 bps/ -5 Bps%)
WEIGHTED AVERAGE SERVICE FEE                                       25 bps
MASTER SERVICING FEE                                                1 bps
WAM (in months)                                                       356                 (+/- 2 month)

WALTV                                                                 64%                 (maximum +5%)

CALIFORNIA %                                                          47%                 (maximum 50%)

AVERAGE LOAN BALANCE                                             $490,000            (maximum $525,000)
LARGEST INDIVIDUAL LOAN BALANCE                               $12,000,000          (maximum $1,500,000)

CASH-OUT REFINANCE %                                                  21%                (maximum  +5%)

PRIMARY RESIDENCE %                                                   95%                 (minimum -5%)

SINGLE-FAMILY DETACHED %                                              89%                 (minimum -5%)

FULL DOCUMENTATION %                                                  74%                 (minimum -5%)

UNINSURED > 80% LTV %                                                  0%                 (maximum +1%)





             THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
                    SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.

---------------------------------------------------------------------------------------------------------
(1)  All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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                                           WFMBS MORTGAGE LOAN POOL
                                      20-YEAR THROUGH 30-YEAR FIXED RATE
                                           NON-RELOCATION MORTGAGES
                                             WFMBS SERIES 2003-03
                                            POOL PROFILE (2/5/2003)
                                              PRICING INFORMATION
----------------------------------------------------------------------------------------------------------------


RATING AGENCIES                                              TBD by Wells Fargo

PASS THRU RATE                                                            5.75%

ASSUMED SIZE OF PRINCIPAL ONLY CLASS                                      0.10%

PRICING DATE                                                                TBD

FINAL STRUCTURE DUE DATE                                              11-Mar-03                9:00 AM

SETTLEMENT DATE                                                       28-Mar-03

ASSUMED SUB LEVELS                                                          AAA          2.500%
                                                                             AA            TBD
                                                                              A            TBD
                                                                            BBB            TBD
                                                                             BB            TBD
                                                                              B            TBD

                                                        Note:  AAA Class will be rated by two rating agencies.
                                                        AA through B Classes will be rated by one rating agency.


      WFASC SECURITIZATION PROGRAM CHANGE BEGINNING WITH DEALS CLOSING IN APRIL 2002 AS FOLLOWS:

      1) WELLS FARGO BANK MINNESOTA, N.A. WILL REPLACE FIRST UNION BANK AS CUSTODIAN ONLY.

WFASC SECURITIZATION PROGRAM CHANGES BEGINNING WITH DEALS CLOSING IN JANUARY 2002 AS FOLLOWS: 1) ALL SPECIAL HAZARD, BANKRUPTCY & FRAUD LOSSES WILL BE ALLOCATED AS REGULAR REALIZED LOSSES. 2) CURTAILMENT INTEREST SHORTFALL WILL BE ALLOCATED ON A PRO RATA BASIS TO ALL BONDS. 3) SOLDIERS & SAILORS INTEREST SHORTFALL WILL BE ALLOCATED ON A PRO RATA BASIS TO ALL BONDS.


* THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS.

WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2003-03. THE PRINCIPAL only CERTIFICATE CREATED BY THE DISCOUNT MORTGAGE LOANS WILL BE INCLUDED IN THE BID ON THE PRICING DATE.



WFMBS CONTACTS                                   Brad Davis (301) 846-8009
                                                 Mike Miller (301) 815-6397
                                                 Gretchen Markley (301) 846-8356



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                                          WFASC DENOMINATION POLICY

                                                                     MINIMUM
                                                                  DENOMINATION              PHYSICAL               BOOK ENTRY
TYPE AND DESCRIPTION                                                (1)(4)                  CERTIFICATES           CERTIFICATES
                                                                  ------------             -------------           ------------
CLASS A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS,            $25,000                  Allowed                 Allowed
Non-complex components (subject to reasonable prepayment
support)


Companion classes for PAC, TAC, Scheduled Classes                   $100,000                 Allowed                 Allowed


Inverse Floater, PO, Subclasses of the Class A that provide         $100,000                Standard              Upon Request
credit protection to the Class A, Complex multi-component
certificates

Notional and Nominal Face IO                                          (2)                   Standard              Upon Request

Residual Certificates                                                 (3)                   Required               Not Allowed

All other types of Class A Certificates                               (5)                      (5)                     (5)

CLASS B (Investment Grade)                                          $100,000                Allowed                 Allowed

CLASS B (Non-Investment Grade)                                      $250,000               Required               Not Allowed




(1)   WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2)   Notional IO Certificates and Nominal Face IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4)   Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue
      Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.

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